Exhibit 10.1

P.O. Box 76, Building 37
1st Avenue, North of Cermak Road, Hines, IL 60141
www.fss.va.gov

In Reply Refer To: 003B6B

06/01/2020

Conrad Mir, President & CEO

Calmare Therapeutics Incorporated

1375 Kings Hwy, STE 400

Fairfield, CT, 06824 -5380

RE: Department of Veterans Affairs - Federal Supply Schedule: Contract Award

Dear Mr. Mir:

Congratulations! Enclosed is your Federal Supply Schedule (FSS) Contract 36F79720D01181, effective 06/15/2020 through 06/14/2025. The items are awarded under Schedule 65 II A - Medical Equipment and Supplies under Federal Supply Schedule Solicitation RFP-797-FSS-99 -0025-R9. This letter outlines the initial requirements of your newly awarded contract and also provides information on several clauses that you should be aware of for future contract actions.

For reference, much of the information in this letter including the documents referenced in the attached Contract Requirements and Reminders section are available via the Federal Supply Schedule Web Portal: www.fss.va.gov.

Sincerely,

Contract Specialist

Federal Supply Schedule Service

http://www.fss.va.gov

1 The use of this Government contract to solicit Government business for non-contract products/services is fraudulent and subject to prosecution.

Rev: Sep 2018	Visit VA FSS Online: www.fss.va.gov